UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2021

CENTENE CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-31826	42-1406317
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7700 Forsyth Boulevard,
St. Louis,	Missouri	63105
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (314) 725-4477
(Former Name or Former Address, if Changed Since Last Report): N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 Par Value	CNC	NYSE
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On June 14, 2021, Centene Corporation (“Centene” or the “Company”) announced that it has reached no-fault agreements with the Attorneys General of Ohio and Mississippi to resolve claims made by the states related to services provided by Envolve Pharmacy Solutions, Inc. (“Envolve”), the Company’s pharmacy benefits manager subsidiary.

Under the terms of these agreements, Centene will pay $88 million to Ohio and $55 million to Mississippi. The practices described in the settlement focused on the structure and processes of Envolve primarily during 2017 and 2018. In the settlements, the Company denies any liability for these practices. As a result of the settlement, the Ohio Attorney General’s litigation against the Company will be dismissed.

Additionally, the Company announced it is in discussions with a plaintiff’s group led by the law firms of Liston & Deas and Cohen & Milstein in an effort to bring final resolution to these concerns in other affected states. Consistent with those discussions, Centene has recorded a reserve estimate of $1.1 billion related to this issue, exclusive of the above settlements.

The settlement costs and reserve estimate will not impact Centene’s Adjusted EPS guidance but will impact its previously disclosed GAAP EPS guidance.

A copy of the press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements

In this Current Report on Form 8-K, all statements that are not purely historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended. Without limiting the foregoing, forward-looking statements often use words such as “believe,” “anticipate,” “plan,” “expect,” “estimate,” “intend,” “seek,” “target,” “goal,” “may,” “will,” “would,” “could,” “should,” “can,” “continue” and other similar words or expressions (and the negative thereof).

In particular, these statements include, without limitation, statements about our settlements with Ohio and Mississippi to resolve claims made by the states with regard to practices at Envolve, our pharmacy benefits manager subsidiary, and other possible future claims and settlements related to the practices at Envolve and our ability to settle claims with other states within the reserve estimate we have recorded and on other acceptable terms, or at all, future operating or financial performance, market opportunity, growth strategy, competition, expected activities in completed and future acquisitions, including statements about the impact of our proposed acquisition of Magellan Health, Inc. (Magellan Health and such acquisition, the Magellan Acquisition), our recently completed acquisition of WellCare Health Plans, Inc. (WellCare and such acquisition, the WellCare Acquisition), other recent and future acquisitions, investments and the adequacy of our available cash resources. These forward-looking statements reflect our current views with respect to future events and are based on numerous assumptions and assessments made by us in light of our experience and perception of historical trends, current conditions, business strategies, operating environments, future developments and other factors we believe appropriate. By their nature, forward-looking statements involve known and unknown risks and uncertainties and are subject to change because they relate to events and depend on circumstances that will occur in the future, including economic, regulatory, competitive and other factors that may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions. All forward-looking statements included in this press release are based on information available to us on the date of this press release. Except as may be otherwise required by law, we undertake no obligation to update or revise the forward-looking statements included in this press release, whether as a result of new information, future events or otherwise, after the date of this press release. You should not place undue reliance on any forward-looking statements, as actual results may differ materially from projections, estimates, or other forward-looking statements due to a variety of important factors, variables and events including, but not limited to: the impact of COVID-19 on global markets, economic conditions, the healthcare industry and our results of operations and the response by governments and other third parties; the risk that regulatory or other approvals required for the Magellan Acquisition may be delayed or not obtained or are subject to unanticipated conditions that could require the exertion of management’s time and our resources or otherwise have an adverse effect on us; the possibility that certain conditions to the consummation of the Magellan Acquisition will not be satisfied or completed on a timely basis and accordingly the Magellan Acquisition may not be consummated on a timely basis or at all; uncertainty as to the expected financial performance of the combined company following completion of the Magellan Acquisition; the possibility that the expected synergies and value creation from the Magellan Acquisition or the WellCare Acquisition (or other acquired businesses) will not be realized, or will not be realized within the respective expected time periods; the risk that unexpected costs will be incurred in connection with the completion and/or integration of the Magellan Acquisition or that the integration of Magellan Health will be more difficult or time consuming than expected; the risk that potential litigation in connection with the Magellan Acquisition may affect the timing or occurrence of the Magellan Acquisition or result in significant costs of defense, indemnification and liability; a downgrade of the credit rating of our indebtedness, which could give rise to an obligation to redeem existing indebtedness; the inability to retain key personnel; disruption from the announcement, pendency, completion and/or integration of the Magellan Acquisition or from the integration of the WellCare Acquisition, or similar risks from other acquisitions we may announce or complete from time to time, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; our ability to accurately predict and effectively manage health benefits and other operating expenses and reserves, including fluctuations in medical utilization rates due to the impact of COVID-19; competition; membership and revenue declines or unexpected trends; changes in healthcare practices, new technologies, and advances in medicine; increased healthcare costs; changes in economic, political or market conditions; changes in federal or state laws or regulations, including changes with respect to income tax reform or government healthcare programs as well as changes with respect to the Patient Protection and Affordable Care Act (“ACA”) and the Health Care and Education Affordability Reconciliation Act, collectively referred to as the ACA and any regulations enacted thereunder that may result from changing political conditions, the new administration or judicial actions, including the ultimate outcome in “Texas v. United States of America” regarding the constitutionality of the ACA; rate cuts or other payment reductions or delays by governmental payors and other risks and uncertainties affecting our government businesses; our ability to adequately price products; tax matters; disasters or major epidemics; changes in expected contract start dates; provider, state, federal, foreign and other contract changes and timing of regulatory approval of contracts; the expiration, suspension, or termination of our contracts with federal or state governments (including but not limited to Medicaid, Medicare, TRICARE or other customers); the difficulty of predicting the timing or outcome of pending or future legal and regulatory proceedings or matters, including the ongoing regulatory review of claims against our PBM business or whether additional claims, reviews or investigations relating to our PBM business will be brought by other states, the federal government or shareholder litigants, or government investigations; challenges to our contract awards; cyber-attacks or other privacy or data security incidents; the exertion of management’s time and our resources, and other expenses incurred and business changes required in connection with complying with the undertakings in connection with any regulatory, governmental or third party consents or approvals for acquisitions, including the Magellan Acquisition; disruption caused by significant completed and pending acquisitions making it more difficult to maintain business and operational relationships; the risk that unexpected costs will be incurred in connection with the completion and/or integration of acquisition transactions; changes in expected closing dates, estimated purchase price and accretion for acquisitions; the risk that acquired businesses will not be integrated successfully; restrictions and limitations in connection with our indebtedness; our ability to maintain or achieve improvement in the Centers for Medicare and Medicaid Services star ratings and maintain or achieve improvement in other quality scores in each case that can impact revenue and future growth; availability of debt and equity financing, on terms that are favorable to us; inflation; foreign currency fluctuations; and risks and uncertainties discussed in the reports that Centene has filed with the Securities and Exchange Commission. This list of important factors is not intended to be exhaustive. We discuss certain of these matters more fully, as well as certain other factors that may affect our business operations, financial condition and results of operations, in our annual report on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K. Due to these important factors and risks, we cannot give assurances with respect to our future performance, including without limitation our ability to maintain adequate premium levels or our ability to control our future medical and selling, general and administrative costs.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
99.1	Centene Corporation Press Release issued June 14, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENE CORPORATION

Date:	June 14, 2021	By:	/s/ Andrew L. Asher
Andrew L. Asher Executive Vice President and Chief Financial Officer